UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2026
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)	1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02, Results of Operations and Financial Condition.

On February 3, 2026, Varun Krishna, Chief Executive Officer and Director of Rocket Companies, Inc. (NYSE: RKT) (“Rocket Companies” or the “Company”), joined “CNBC; Squawk Box.”

The Company announced that it expects to report the highest fourth quarter net rate lock volume and gain on sale margin since the fourth quarter of 2021. These preliminary results should not be viewed as a substitute for the Company’s fourth quarter and full year 2025 financial statements and do not present all information necessary for a complete understanding of the Company’s financial performance.

The Company will issue its fourth quarter and full year 2025 earnings on February 26, 2026. Leadership will host a conference call to discuss results at 4:30 p.m. ET on that date. A press release detailing the Company’s results will be issued prior to the call. A live webcast of the event will be available on the “Events & Presentations” section of the Company’s Investor Relations website at ir.rocketcompanies.com. A replay of the webcast will be available on the Investor Relations website following the conclusion of the event.

The information furnished pursuant to Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward Looking Statements

Some of the statements contained in this document are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Any statements in this document that are not historical or current facts are forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this document. All such forward-looking statements are subject to risks and uncertainties, including, but not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, any of which could cause future events or results to be materially different from those stated or implied in this document. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer